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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 27, 1999

                   CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1999-2).

                                  CWABS, INC.

            (Exact name of registrant as specified in its charter)

          Delaware                      333-60823                95-4596514
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)                File Number)         Identification No.)

          4500 Park Granada
       Calabasas, California                               91302
       (Address of Principal                            (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

         Pooling and Servicing Agreement

         On May 27, 1999, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 1999-2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of May 1, 1999, by and among the Company, CHL and the Trustee.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.

                                                     By:  /s/ David Walker

                                                           David Walker
                                                           Vice President

Dated:  June 25, 1999


                                 Exhibit Index

Exhibit                                                                    Page

         99.1.    Pooling and Servicing Agreement,
                  dated as of May 1, 1999, by and
                  among, the Company, CHL and the
                  Trustee